                                                                     EXHIBIT 4.1

COMMON                                                                    COMMON

 SL

                             STRATOS LIGHTWAVE, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                CUSIP 863100 10 3

        THIS CERTIFIES that

        is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $0.01
                                    EACH OF

                             STRATOS LIGHTWAVE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Restated Certificate of Incorporation and By-Laws of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.

        This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

        /s/ James W. Ashley Jr.                   James W. McGinley
                 Secretary                 President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

BY:                                         TRANSFER AGENT AND REGISTRAR

                                            AUTHORIZED OFFICER
                                    [Stratos Lighwave Seal]


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                             STRATOS LIGHTWAVE, INC.

        The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                           UNIF TRANS MIN ACT - ....... Custodian ..............
        TEN ENT  - as tenants by the entirety                                         (Cust)              (Minor)
        JT TEN     - as joint tenants with right                                under Uniform Transfers to Minors
                      of survivorship                                           Act ..............................
                                                                                              (State)

   Additional abbreviations may also be used though not in the above list.

For value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPE/WRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________, Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated,_____________________
x__________________________

Signature(s) Guaranteed:    X_____________________________________
                            NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST
                            CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                            THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE
17Ad-15 UNDER THE SECURITIES AND EXCHANGE  ACT OF
1934, AS AMENDED.